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                                                                     Exhibit 1.1

                        3,500,000 Shares of Common Stock

                               JAKKS PACIFIC, INC.

                             UNDERWRITING AGREEMENT

                                                                  April___, 2002



BEAR, STEARNS & CO. INC.
 as Representative of the
several Underwriters named in
Schedule I attached hereto
c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

Ladies and Gentlemen:

               JAKKS Pacific, Inc., a corporation organized and existing under the laws of Delaware (the "Company"), and the Selling Stockholders listed on
Schedule II hereto (the "Selling Stockholders"), propose, subject to the terms and conditions stated herein, to sell to the several underwriters named in
Schedule I hereto (the "Underwriters") an aggregate of 3,500,000 shares (the "Firm Shares") of the Company's voting common stock, par value $0.001 per share (the "Common Stock"). The Company proposes to sell, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, at the option of the Underwriters, up to an additional 525,000 shares (the "Additional Shares") of Common Stock. The Firm Shares and any Additional Shares purchased by the Underwriters are referred to herein as the "Shares." The Shares are more fully described in the Registration Statement referred to below.

               1. Representations and Warranties of the Company. The Company represents and warrants to, and agrees with, each of the Underwriters as of the date hereof and as of each Closing Date and Additional Closing Date (as defined below) that:

                      (a) The Company has filed with the Securities and Exchange Commission (the "Commission") a registration statement on Form S-3 (No. 333-86800), and amendments thereto, and related preliminary prospectuses for the registration under the Securities Act of 1933, as amended (the "Securities Act"), of the Shares which registration statement, as so amended (including post-effective amendments, if any), has been declared effective by the Commission and copies of which have heretofore been delivered to the Underwriters. The registration statement, as amended at the time it

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became effective, including the exhibits and information (if any) deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A or 434(d) under the Securities Act, is hereinafter referred to as the "Registration Statement." If the Company has filed or is required pursuant to the terms hereof to file a registration statement pursuant to Rule 462(b) under the Securities Act registering additional shares of Common Stock (a "Rule 462(b) Registration Statement"), then, unless otherwise specified, any reference herein to the term "Registration Statement" shall be deemed to include such Rule 462(b) Registration Statement. Other than a Rule 462(b) Registration Statement, which became effective upon filing, no other document with respect to the Registration Statement has heretofore been filed with the Commission. No stop order suspending the effectiveness of either the Registration Statement or the Rule 462(b) Registration Statement, if any, has been issued and no proceeding for that purpose has been initiated or threatened by the Commission. The Company, if required by the Securities Act and rules and regulations of the Commission (together, the "Rules and Regulations"), proposes to file the Prospectus with the Commission pursuant to Rule 424(b) of the Rules and Regulations. The Prospectus, in the form in which it is to be filed with the Commission pursuant to Rule 424(b) of the Rules and Regulations, or, if the Prospectus is not to be filed with the Commission pursuant to Rule 424(b), the Prospectus in the form included as part of the Registration Statement at the time the Registration Statement became effective, is hereinafter referred to as the "Prospectus," except that if any revised prospectus or prospectus supplement shall be provided to the Underwriters by the Company for use in connection with the offering and sale of the Shares (the "Offering") which differs from the Prospectus (whether or not such revised prospectus or prospectus supplement is required to be filed by the Company pursuant to Rule 424(b) of the Rules and Regulations), the term "Prospectus" shall refer to such revised prospectus or prospectus supplement, as the case may be, from and after the time it is first provided to the Underwriters for such use. Any preliminary prospectus or prospectus subject to completion included in the Registration Statement, or filed with the Commission pursuant to Rule 424 under the Securities Act, is hereafter called a "Preliminary Prospectus." Any reference herein to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Securities Exchange Act of 1934, as amended (the "Exchange Act") on or before the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, any Preliminary Prospectus or the Prospectus shall be deemed to refer to and include
(i) the filing of any document under the Exchange Act after the effective date of the Registration Statement, the date of such Preliminary Prospectus or the date of the Prospectus, as the case may be, which is incorporated therein by reference and (ii) any such document so filed. All references in this Agreement to the Registration Statement, the Rule 462(b) Registration Statement, the Preliminary Prospectus and the Prospectus, or any amendments or supplements to any of the foregoing, shall be deemed to include


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any copy thereof filed with the Commission pursuant to its Electronic Data
Gathering, Analysis and Retrieval System ("EDGAR").

                      (b) At the time of the effectiveness of the Registration Statement or the effectiveness of any post-effective amendment to the Registration Statement, when the Prospectus is first filed with the Commission pursuant to Rule 424(b) or Rule 434 of the Rules and Regulations, when any supplement to or amendment of the Prospectus is filed with the Commission, when any document filed under the Exchange Act was or is filed and at the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), the Registration Statement and the Prospectus and any amendments thereof and supplements thereto complied or will comply in all material respects with the applicable provisions of the Securities Act, the Exchange Act and the Rules and Regulations and did not and will not contain an untrue statement of a material fact and did not and will not omit to state any material fact required to be stated therein or necessary in order to make the statements therein (i) in the case of the Registration Statement, not misleading and (ii) in the case of the Prospectus or any related Preliminary Prospectus, in light of the circumstances under which they were made, not misleading. When any related preliminary prospectus was first filed with the Commission (whether filed as part of the registration statement for the registration of the Shares or any amendment thereto or pursuant to Rule 424(a) of the Rules and Regulations) and when any amendment thereof or supplement thereto was first filed with the Commission, such Preliminary Prospectus and any amendments thereof and supplements thereto complied in all material respects with the applicable provisions of the Securities Act and the Rules and Regulations and the Exchange Act and the respective rules and regulations thereunder and did not contain an untrue statement of a material fact and did not omit to state any material fact required to be stated therein or necessary in order to make the statements therein in light of the circumstances under which they were made not misleading. No representation and warranty is made in this subsection (b), however, with respect to any information contained in or omitted from the Registration Statement or the Prospectus or any related Preliminary Prospectus or any amendment thereof or supplement thereto in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representative specifically for use therein ("Underwriters' Information") or any Selling Stockholder. The parties acknowledge and agree that the Underwriters' Information consists solely of the material included in the third paragraph under the caption "Underwriting" in the Prospectus. If Rule 434 is used, the Company will comply with the requirements of Rule 434 and the Prospectus shall not be "materially different," as such term is used in Rule 434, from the Prospectus included in the Registration Statement at the time it became effective.

                      (c) The Company is subject to the reporting requirements of either Section 13 or Section 15(d) of the Exchange Act and files reports with the Commission on the EDGAR system.



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                      (d) Pannell Kerr Forster, Certified Public Accountants, A
Professional Corporation ("PKF"), who have certified the financial statements and supporting schedules included or incorporated in the Registration Statement or underlying financial information included or incorporated in the Registration Statement, are independent public accountants as required by the Securities Act and the Rules and Regulations.

                      (e) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus, except as set forth in the Registration Statement and the Prospectus, the Company has not paid any dividends on its capital stock and there has been no material adverse change or any development involving a prospective material adverse change on (i) the business, prospects, properties, operations, condition (financial or other), stockholders' equity or results of operations of the Company and each subsidiary of the Company listed on Exhibit 21 of the Company's Annual Report on Form 10-K as amended for the fiscal year ended December 31, 2001 (the "Subsidiaries"), individually or taken as a whole; (ii) the capital stock of the Company; (iii) the Company's ability to consummate the transactions contemplated by this Agreement and the Prospectus; or (iv) the validity or enforceability of the Company's obligations hereunder or under the Prospectus (a "Material Adverse Change" or "Material Adverse Effect"), whether or not arising from transactions in the ordinary course of business, and since the date of the latest balance sheet presented in the Registration Statement and the Prospectus, neither the Company nor any of the Subsidiaries has incurred or undertaken any liabilities or obligations, direct or contingent, or entered into any transactions that are material to the Company and the Subsidiaries taken as a whole, except for liabilities or obligations that are reflected in the Registration Statement and the Prospectus or other documents publicly filed by the Company with the Commission.

                      (f) This Agreement and the transactions contemplated herein have been duly and validly authorized by the Company and this Agreement has been duly and validly executed and delivered by the Company.

                      (g) The execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not (i) conflict with, require consent under or result in a breach of any of the terms and provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to any indenture, mortgage, deed of trust, loan agreement or other agreement, instrument, franchise, license or permit to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties or assets may be bound or (ii) violate or conflict with any provision of the certificate or articles of incorporation, by-laws, certificate of formation, limited liability company agreement, partnership agreement or other organizational documents of



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the Company or any of the Subsidiaries, or any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body, domestic or foreign, having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties, operations or assets the violation of which would have a Material Adverse Effect. No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective operations, properties or assets or from any third party is required for the execution, delivery and performance of this Agreement or the consummation of the transactions contemplated hereby, by the Registration Statement and by the Prospectus, including the issuance, sale and delivery of the Shares to be issued, sold and delivered by the Company hereunder, except the registration under the Securities Act of the Shares, which has been obtained, and except for those the absence of which could have a Material Adverse Effect, and such consents, approvals, authorizations, orders, registrations, filings, qualifications, licenses and permits as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters, which shall have been obtained on or prior to the Closing Date.

                      (h) The authorized, issued and outstanding capital stock of the Company is as set forth in the Prospectus in the column entitled "Actual" under the caption "Capitalization" and, after giving effect to the Offering and the other events (if any) specified under the caption "Capitalization", will be as set forth in the column entitled "As Adjusted" thereunder. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and were not issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale of Shares in the Offering, except for such rights as may have been fully satisfied or waived prior to the effectiveness of the Registration Statement; the Shares to be delivered on the Closing Date and the Additional Closing Date, if any (as hereinafter respectively defined), have been duly and validly authorized and, when delivered in accordance with this Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to any preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance or sale thereof in the Offering; and the Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. Except as disclosed in or specifically contemplated by the Prospectus, the Company has no outstanding options to purchase, or any preemptive rights or other rights to subscribe for or to purchase, any shares of its capital stock or obligations convertible into, or any contracts or commitments to issue or sell, shares of its capital stock or any such options, rights convertible securities or obligations.



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                      (i) The Subsidiaries are the only subsidiaries (as defined in Rule 405 of the Securities Act) of the Company. All of the issued shares of capital stock of each of its Subsidiaries, except for (i) those shares of common stock of Toymax International, Inc. ("Toymax") currently not owned by the Company, and (ii) those shares of common stock owned by the Company nominees in compliance with Hong Kong or equivalent law, has been duly and validly authorized and issued and are fully paid and non-assessable and are owned directly by the Company free and clear of all liens, encumbrances, equities or claims.

                      (j) Each of the Company and the Subsidiaries has been duly organized or formed and is validly existing as a corporation, partnership or limited liability company (or foreign equivalent of such entity forms) in good standing under the laws of its jurisdiction of incorporation or formation. Each of the Company and the Subsidiaries is duly qualified to do business and is in good standing as a foreign corporation, partnership or limited liability company in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing that will not in the aggregate have a Material Adverse Effect. Each of the Company and the Subsidiaries has all requisite power and authority, and all necessary consents, approvals, authorizations, orders, registrations, qualifications, licenses and permits (collectively, the "Consents") of and from all public, regulatory or governmental agencies and bodies and third parties, to own, lease and operate its properties and conduct its business as now being conducted and as described in the Registration Statement and the Prospectus except for those the absence of which will not in the aggregate have a Material Adverse Effect. No Consent contains a materially burdensome restriction not adequately disclosed in the Registration Statement and the Prospectus.

                      (k) Except as described in the Prospectus, there is no legal or governmental proceeding, including routine litigation, to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, singularly or in the aggregate, if determined adversely to the Company or any of the Subsidiaries, is reasonably likely to have a Material Adverse Effect, and to the best of the Company's knowledge, no such proceeding is threatened or contemplated by governmental authorities or threatened or contemplated by others, and the defense of all such claims against the Company in the aggregate, including routine litigation, will not have a Material Adverse Effect.

                      (l) Neither the Company nor any of its Affiliates (as such term is defined under Rule 144 of the Securities Act) has taken, nor will any of them take, directly or indirectly, any action designed to cause or result in, or that constitutes or might reasonably be expected to constitute, the stabilization or manipulation of the price of the shares of Common Stock to facilitate the sale or resale of the Shares.



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                      (m) Except for the Subsidiaries, and except for marketable securities reflected on the Company's balance sheet, the Company owns no capital stock or other beneficial interest, directly or indirectly, in any corporation, partnership, joint venture or other business entity, except for its interests in the joint venture with THQ, Inc., as described in the Prospectus.

                      (n) The financial statements, including the notes thereto, and supporting schedules included or incorporated by reference in the Registration Statement and the Prospectus present fairly the financial position of the Company and its consolidated subsidiaries and the other entities for which financial statements are included in the Registration Statement and the Prospectus as of the dates indicated and the condition and results of operations for the periods specified; except as otherwise stated in the Registration Statement, said financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis throughout the periods involved; and the supporting schedules included in the Registration Statement present fairly the information required to be stated therein. The other financial and statistical information and data included in the Registration Statement and the Prospectus present fairly the information included therein and have been prepared on a basis consistent with that of the financial statements included or incorporated by reference in the Registration Statement and the Prospectus and the books and records of the respective entities presented therein. The pro forma and as-adjusted financial information included in the Prospectus has been properly compiled, and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and includes all adjustments necessary to present fairly the pro forma financial position of the respective entity or entities presented therein at the respective dates indicated and the results of their operations for the respective periods specified. There are no historical or pro forma financial statements which are required to be included in the Registration Statement and Prospectus in accordance with Regulation S-X that have not been included as so required.

                      (o) The assumptions used in preparing the pro forma and as adjusted financial information included in each of the Registration Statement and the Prospectus provide a reasonable basis for presenting the significant effects directly attributable to the transactions or events described therein, the related pro forma and as adjusted adjustments give appropriate effect to those assumptions, and the pro forma and as adjusted columns therein reflect the proper application of those adjustments to the corresponding historical financial statement amounts.

                      (p) No holder of securities of the Company has any rights to the registration of securities of the Company because of the filing of the Registration Statement or otherwise in connection with the sale of the Shares contemplated hereby, and any such rights so disclosed have either been fully complied with by the Company or effectively waived by the holders thereof.



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                      (q) The Company is not, and upon consummation of the
transactions contemplated hereby, and at all times up to and including the application of net proceeds as described in the Prospectus, will not be, subject to registration as an "investment company" under the Investment Company Act of 1940.

                      (r) The Company and the Subsidiaries have good and marketable title in fee simple to all real property and good and marketable title to all personal property owned by them, respectively, in each case free and clear of all liens, encumbrances and defects except such as are described in the Registration Statement and the Prospectus, or as disclosed in the Company's public filings, or such as could not have a Material Adverse Effect; and any real property and buildings held under lease or sublease by the Company and the Subsidiaries are held by them under valid, subsisting and enforceable leases with such exceptions as would not have a Material Adverse Effect. Neither the Company nor any of the Subsidiaries has received any notice of any claim adverse to its ownership of any real or personal property or of any claim against the continued possession of any real property, whether owned or held under lease or sublease by the Company or any of the Subsidiaries.

                      (s) The Company and each of the Subsidiaries has accurately prepared and timely filed all federal, state and other tax returns that are required to be filed by it and has paid or made provision for the payment of all taxes, assessments, governmental or other similar charges, including without limitation, all sales and use taxes and all taxes which the Company and each of the Subsidiaries is obligated to withhold from amounts owning to employees, creditors and third parties, with respect to the periods covered by such tax returns (whether or not such amounts are shown as due on any tax return). No deficiency assessment with respect to a proposed adjustment of the Company's or any of the Subsidiaries' Federal, state, or other taxes is pending or, to the best of the Company's knowledge, threatened. There is no tax lien, whether imposed by any federal, state, or other taxing authority, outstanding against the assets, properties or business of the Company or any of the Subsidiaries.

                      (t) The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the outstanding shares of Common Stock (including the Shares) are listed for quotation on the NASDAQ National Market ("NASDAQ"), and the Company has taken no action designed to, or likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act or de-listing the Common Stock from the NASDAQ, nor has the Company received any notification that the Commission or the NASDAQ is contemplating terminating such registration or listing.

                      (u) The conditions for use of Form S-3, as set forth in the General Instructions thereto, have been satisfied.

                      (v) The documents incorporated or deemed to be incorporated by reference in the Prospectus, at the time they were or hereafter are filed with the Commission, complied and will comply in all respects with the requirements of the



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Exchange Act and the rules and regulations of the Commission under the Exchange
Act, and, when read together with the other information in the Prospectus, at the time the Registration Statement and any amendments thereto become effective and at the Closing Date and Additional Closing Date, if any, will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

                      (w) There are no contracts or other documents (including, without limitation, any voting agreement), which are required to be described in the Prospectus or filed as exhibits to the Registration Statement or the Prospectus by the Securities Act or by the Rules and Regulations and which have not been so described or filed.

                      (x) The Company and its Subsidiaries maintain a system of internal accounting controls sufficient to provide reasonable assurances that
(i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

                      (y) Neither the Company nor any of the Subsidiaries (i) is in violation of its charter or by-laws, partnership agreement, limited liability company agreement or other organizational documents, (ii) is in default under, and no event has occurred which, with notice or lapse of time or both, would constitute such a default or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) is in violation in any respect of any statute or any judgment, decree, order, rule or regulation of any court or governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their properties or assets, except any violation or default that would not have a Material Adverse Effect.

                      (z) The Company and each of the Subsidiaries owns or possesses adequate right to use all patents, patent applications, trademarks, service marks, trade names, trademark registrations, service mark registrations, copyrights, licenses, formulae, customer lists, and know-how and other intellectual property (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures) necessary for the conduct of their respective businesses as being conducted and as described in the Registration Statement and Prospectus and have no



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reason to believe that the conduct of their respective businesses will conflict with, and have not received any notice of any claim of conflict with, any such right of others except for such violations that do not result in a Material Adverse Effect. To the best of the Company's knowledge, all material technical information developed by and belonging to the Company that has not been patented is subject to the provisions of enforceable confidentiality and non- disclosure agreements. Except as described in the Prospectus, neither the Company nor any of its subsidiaries has granted or assigned to any other person or entity any right to manufacture, have manufactured, assemble or sell the current products and services of the Company or those products and services described in the Registration Statement and Prospectus. There is no infringement by third parties of any such Intellectual Property; there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others challenging the Company's or any Subsidiary's rights in or to any such Intellectual Property, and the Company is unaware of any facts which would form a reasonable basis for any such claim; and there is no pending or, to the Company's knowledge, threatened action, suit, proceeding or claim by others that the Company infringes or otherwise violates any patent, trademark, copyright, trade secret or other proprietary rights of others, and the Company is unaware of any other fact that would form a reasonable basis for any such claim that if adversely determined against the Company is likely to result in a Material Adverse Effect.

                      (aa) No labor disturbance by the employees of the Company or any of the Subsidiaries exists or, to the best of the Company's knowledge, is imminent and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or any Subsidiary's principal suppliers, manufacturers', customers or contractors, which might be expected to have a Material Adverse Effect.

                      (bb) No "prohibited transaction" (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, as amended, including the regulations and published interpretations thereunder ("ERISA"), or
Section 4975 of the Internal Revenue Code of 1986, as amended from time to time (the "Code"), or "accumulated funding deficiency" (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30-day notice requirement under Section 4043 of ERISA has been waived) has occurred with respect to any employee benefit plan which could have a Material Adverse Effect; each employee benefit plan is in compliance in all material respects with applicable law including ERISA and the Code; the Company has not incurred and does not expect to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from any "pension plan;" and each "pension plan" (as defined in ERISA) for which the Company would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified in all material respects and nothing has occurred, whether by action or by failure to act, which could cause the loss of such qualification.

                      (cc) Neither the Company nor any of its subsidiaries has violated any provisions of the Foreign Corrupt Practices Act, or the rules and regulations

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promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                      (dd) There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company (or, to the Company's knowledge, any other entity for whose acts or omissions the Company is or may be liable) upon any other property now or previously owned or leased by the Company or any of the Subsidiaries, or upon any other property, in violation of any statute or any ordinance, rule, regulation, order, judgment, decree or permit or which would, under any statute or any ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; there has been no disposal discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company or any of the Subsidiaries has knowledge. The Company has not agreed to assume, undertake or provide indemnification for any liability of any other person under any Environmental Law, including any obligation for cleanup or remedial action, except as would not reasonably be expected to have a Material Adverse Effect.

                      (ee) The Company has not prior to the date hereof offered or sold any securities which would be "integrated" with the offer and sale of the Shares pursuant to the Registration Statement.

                      (ff) No relationship, direct or indirect, exists between or among any of the Company or any affiliate of the Company, on the one hand, and any director, officer, stockholder, customer or supplier of any of them, on the other hand, which is required by the Securities Act or by the Rules and Regulations to be described in the Registration Statement or the Prospectus or incorporated therein by reference that is not so described or is not described as required.

                      (gg) The statistical and market-related data included in the Prospectus are based on or derived from sources that are reliable and accurate.

                      (hh) Neither the Company, any of the Subsidiaries nor, to the Company's knowledge, any of its employees or agents has at any time during the last five years (i) made any unlawful contribution to any candidate for foreign office, or failed to disclose fully any contribution in violation of law or (ii) made any payment to any federal or state governmental officer or official, or other person charged with similar public or quasi-public duties, other than payments required or permitted by the laws of the United States or any jurisdiction thereof.

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               Any certificate signed by or on behalf of the Company and
delivered to the Representative or to counsel for the Underwriters' shall be deemed to be a representation and warranty by the Company to each Underwriter as to the matters covered thereby.

               2. Representations and Warranties of the Selling Stockholders. Each Selling Stockholder severally and not jointly represents and warrants to, and agrees with, each of the Underwriters that:

                      (a) This Agreement has been duly and validly authorized, executed and delivered by or on behalf of each Selling Stockholder and is a valid and binding agreement of each of the Selling Stockholders.

                      (b) Each of the Custody Agreements and Powers of Attorney (each, a "Custody Agreement and Power of Attorney") signed by (i) each Selling Stockholder, (ii) U.S. Stock Transfer Corporation, as custodian (in such capacity, the "Custodian"), and (iii) Murray Skala as the Selling Stockholders' attorney-in-fact (in such capacity, the "Attorney-In-Fact"), has been duly and validly authorized, executed and delivered by each Selling Stockholder and is a valid and binding agreement of each Selling Stockholder, enforceable against such Selling Stockholder in accordance with its terms, except as the enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws relating to or affecting the rights and remedies of creditors or by general equitable principles. Each Selling Stockholder agrees that the Shares, to be sold by each Selling Stockholder on deposit with the Custodian are subject to the interests of the Underwriters, that the arrangements made for such custody are to that extent irrevocable, and that the obligations of each Selling Stockholder hereunder shall not be terminated, except as provided in this Agreement or in the Custody Agreement and Power of Attorney, by any act of the Selling Stockholder, by operation of law or by the occurrence of any other event. If any event should occur impacting the legal status or capacity of the Selling Stockholder, before the delivery of the Shares, if any, to be sold by a Selling Stockholder hereunder, the documents evidencing the Shares, if any, to be sold by such Selling Stockholder then on deposit with the Custodian shall be delivered by the Custodian in accordance with the terms and conditions of this Agreement as if such event had not occurred, regardless of whether or not the Custodian shall have received notice thereof.

                      (c ) Each Selling Stockholder is the lawful owner of the Shares to be sold by such Selling Stockholder hereunder and upon sale and delivery of, and payment for, such Shares, as provided herein, each Selling Stockholder will convey to the Underwriters good and marketable title to such Shares, free and clear of all liens, encumbrances, equities, claims and security interests whatsoever.

                      (d) Each Selling Stockholder has, and on the Closing Date, will have, good and valid title to all of the Shares, which are to be sold by such Selling Stockholder pursuant to this Agreement on such date and the legal right and power, and all authorizations and approvals required by law, to enter into this Agreement and the applicable Custody Agreement and Power of Attorney, to sell, transfer and deliver all of the Shares that may be sold by such Selling Stockholder pursuant to this Agreement and to comply with his other obligations hereunder and thereunder.

                      (e) No consent, approval, authorization or order of any court or governmental agency or body or any third party is required for the consummation by the Selling Stockholders of the transactions contemplated herein, except such as have been obtained under the Securities Act and such as may be required under the state securities laws or the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Shares by the Underwriters.

                      (f) Neither the sale of the Shares, being sold by the Selling Stockholders nor the consummation of any of the other transactions contemplated herein by the Selling Stockholders or the fulfillment of the terms hereof by the Selling Stockholders will conflict with, result in a breach or violation of, or constitute a default under any law, statute, rule or regulation or the terms of any indenture or other agreement or instrument to which any Selling Stockholder is party or bound, or any judgment, order or decree applicable to any Selling Stockholder of any court or regulatory body, administrative agency, governmental body or arbitrator having jurisdiction over any Selling Stockholder.

                      (g) None of the Selling Stockholders has any registration or other similar rights to have any equity or debt securities registered for sale by the Company under the Registration Statement or included in the offering of the Shares, except for such rights as have been waived or which are described in the Prospectus.

                      (h) The Selling Stockholders do not have, or have waived prior to the date hereof, any preemptive right, co-sale right or right of first refusal or other similar right to purchase any of the Shares, if any, that are to be sold by the Company to the Underwriters pursuant to this Agreement; and the Selling Stockholders do not own any warrants, options or similar rights to acquire, and do not have any right or arrangement to acquire, any capital stock, right, warrants, options or other securities from the Company, other than those described in the Registration Statement and the Prospectus.

                      (i) All information furnished by or on behalf of the Selling Stockholders in writing for use in the Registration Statement and Prospectus, or any document incorporated by reference into the Registration Statement and Prospectus is, and on the Closing Date, will be, true, correct, and complete in all material respects, and does not, and on the Closing Date, will not, contain any untrue statement of a material fact or omit to state any material fact necessary to make such information not misleading. To the extent such information appears in the Prospectus, each Selling Stockholder confirms as accurate the number of shares of Common Stock set forth opposite such Selling Stockholder's name and the information described in the related footnote in the

Prospectus under the caption "Principal and Selling Stockholders" (both prior to and after giving effect to the sale of the Shares.

                      (j) The Selling Stockholders have not taken and will not take, directly or indirectly, any action designed to, or that might be reasonably expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                      (k) The Selling Stockholders have not distributed and will not distribute, prior to the Closing Date, and the completion of the Underwriters' distribution of the Shares, any offering material in connection with the offering and sale of the Shares, to be sold by the Selling Stockholders other than a Preliminary Prospectus, the Prospectus or the Registration Statement.

                      (l) Each Selling Stockholder has reviewed and is familiar with the Registration Statement and the Prospectus and (i) has no knowledge of any material adverse information with regard to the Company or the Subsidiaries that is not disclosed in the Registration Statement and the Prospectus, (ii) has no knowledge of any misstatement of a material fact or failure to state a material fact necessary to make the statements in the Prospectus, in light of the circumstances under which they were made, not misleading, and (iii) is not prompted to sell the Shares, if any, to be sold by the Selling Stockholders by any information concerning the Company or any of the Subsidiaries that is not set forth in the Registration Statement and the Prospectus.

                      (m) The representations and warranties of the Selling Stockholders in the respective Custody Agreements and Powers of Attorney are, and on the Closing Date, will be, true and correct.

               Any certificate signed by or on behalf of the Selling Stockholders and delivered to the Representative or to counsel for the Underwriters' shall be deemed to be a representation and warranty by each such Selling Stockholder to each Underwriter as to the matters covered thereby.

               3. Purchase, Sale and Delivery of the Shares.

                      (a) On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company and the Selling Stockholders agree to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company and the Selling Stockholders, at a purchase price per share of $_______, that proportion of the number of Firm Shares set forth in
Schedule II opposite the name of the Company or such Selling Stockholder, as the case may be, which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto plus any additional number of Shares which such Underwriter may become obligated to purchase pursuant to the provisions of
Section 10 hereof, bears to the total number of Firm Shares.

                      (b) Payment of the purchase price for, and delivery of certificates for, the Shares shall be made at the office of Manatt, Phelps & Phillip, LLP, 11355 W. Olympic Boulevard, Los Angeles, California 90064 ("Underwriters' Counsel") or at such other place as shall be agreed upon by the Representative and the Company, at 9:00 A.M., New York City time, on the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange Act) (unless postponed in accordance with the provisions of Section 10 hereof) following the date of the effectiveness of the Registration Statement (or, if the Company has elected to rely upon Rule 430A of the Rules and Regulations, the third or fourth business day (as permitted under Rule 15c6-1 under the Exchange
Act) after the determination of the public offering price of the Shares), or such other time not later than ten business days after the date on which the offering price is determined shall be agreed upon by the Representative and the Company (such time and date of payment and delivery being herein called the "Closing Date").

                      (c) Payment for the Shares shall be made to or upon the order of the Company and the Selling Stockholders by wire transfer in U.S. Federal (same day) funds to bank accounts designated by the Company and the Custodian (pursuant to each Selling Stockholder's Power of Attorney and Custody Agreement, as the case may be), upon delivery of certificates for the Shares to the Representative through the facilities of The Depository Trust Company for the respective accounts of the several Underwriters against receipt therefor signed by the Representative. Certificates for the Shares to be delivered to the Representative shall be registered in such name or names and shall be in such denominations as the Representative may request at least one business day before the Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Closing Date.

                      (d) In addition, the Company hereby grants to the Underwriters, acting severally and not jointly, the option to purchase up to 525,000 Additional Shares at the same purchase price per share to be paid by the Underwriters to the Company and the Selling Stockholders for the Firm Shares as set forth in Section 3(a), for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters. This option may be exercised at any time and from time to time, in whole or in part on one or more occasions, on or before the thirtieth day following the date of the Prospectus, by written notice from the Representative to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised and the date and time, as reasonably determined by the Representative, when the Additional Shares are to be delivered (any such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional Closing Date shall not be earlier than the Closing Date (in which case the option may be exercised on any day preceding the Closing Date) or earlier than the business day after the date on which the option shall have been exercised nor later than the eighth full business day after the date on which the option shall have been exercised (unless such time and date are postponed in accordance with the provisions of Section 9 hereof). Certificates for the Additional Shares shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least one full business day prior to the Additional Closing Date. The Company will permit the Representative to examine and package such certificates for delivery at least one full business day prior to the Additional Closing Date.

               If the option is exercised as to all or any portion of the Additional Shares, each Underwriter, acting severally and not jointly, will purchase from the Company that proportion of the total number of Additional Shares then being purchased which the number of Firm Shares set forth opposite the name of such Underwriter in Schedule I hereto (or such number increased as set forth in Section 10 hereof) bears to the total number of Firm Shares, subject, however, to such adjustments to eliminate any fractional shares as the Representative in its sole discretion shall make.

               Payment for the Additional Shares to be sold by the Company shall be made to the Company, by wire transfer in U.S. Federal (same day) funds to bank accounts designated by the Company, at the offices of Underwriters' Counsel, as may be mutually acceptable upon delivery of the certificates for the Additional Shares to the Representative for the respective accounts of the Underwriters.

                      (e) Each Selling Stockholder hereby agrees that (i) it will pay all stock transfer taxes, stamp duties and other similar taxes, if any, payable upon the sale or delivery of the Shares to be sold by the Selling Stockholders to the several Underwriters, or otherwise in connection with the performance of the Selling Stockholders' obligations hereunder and (ii) the Custodian is authorized to deduct for such payment any such amounts from the proceeds to the Selling Stockholders hereunder and to hold such amounts for the account of the Selling Stockholders with the Custodian under the Custody Agreement and Power of Attorney.

               4. Offering. The Underwriters propose to offer the Shares for sale to the public upon the terms and conditions set forth in the Prospectus.

               5. Covenants of the Company; Covenants of the Selling
Stockholders.

                      A. The Company covenants and agrees with each of the Underwriters that:

                      (a) The Registration Statement and any amendments thereto have become effective, and if Rule 430A is used or the filing of the Prospectus is otherwise required under Rule 424(b), or Rule 434, the Company will file the Prospectus (properly completed if Rule 430A has been used) pursuant to Rule 424(b) within the prescribed time period and will provide evidence reasonably satisfactory to the Representative of such timely filing. If the Company elects to rely on Rule 434, the Company will prepare and file a Term Sheet that complies with requirements of Rule 434 and provide the Underwriters with copies of such filings prior to their use.

               The Company will notify the Representative immediately (and, if requested by the Representative, will confirm such notice in writing) (i) when the Registration Statement and any amendments thereto become effective, (ii) of any request by the Commission for any amendment of or supplement to the Registration Statement or the Prospectus or for any additional information,
(iii) of the Company's intention to file or prepare any amendments to the Registration Statement (including pursuant to rule 462(b)), the Term Sheet or any supplement, revision or amendment to the Registration Statement or the Prospectus, (iv) of the mailing or the delivery to the Commission for filing of any amendment of or supplement to the Registration Statement or the Prospectus,
(v) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or of the initiation, or the threatening, of any proceedings therefor, it being understood that the Company shall use reasonable best efforts to avoid the issuance of any such stop order, (v) of the receipt of any comments from the Commission, and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Shares for sale in any jurisdiction or the initiation or threatening of any proceeding for that purpose. If the Commission shall propose or enter a stop order at any time, the Company shall make every reasonable effort to prevent the issuance of any such stop order and, if issued, to obtain the lifting of such order as soon as possible. The Company will not file any amendment to the Registration Statement or any amendment of or supplement to the Prospectus (including the prospectus required to be filed pursuant to Rule 424(b) or Rule 434) that differs from the prospectus on file at the time of the effectiveness of the Registration Statement before or after the effective date of the Registration Statement, or file any document under the Exchange Act if such document would be deemed to be incorporated by reference into the Prospectus, to which the Representative shall object in writing after being timely furnished in advance a copy thereof.

                      (b) The Company shall comply with the Securities Act and the Exchange Act to permit completion of the distribution as contemplated in this Agreement, the Registration Statement and the Prospectus. If at any time when a prospectus relating to the Shares is required to be delivered under the Securities Act or the Exchange Act in connection with the sales of Shares, any event shall have occurred as a result of which the Prospectus as then amended or supplemented would, in the judgment of the Underwriters or the Company, include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances existing at the time of delivery to the purchaser, not misleading, or if it shall be necessary at any time to amend or supplement the Prospectus or Registration Statement to comply with the Securities Act or the Rules and Regulations, or to file under the Exchange Act so as to comply therewith any document incorporated by reference in the Registration Statement or the Prospectus or in any amendment thereof or supplement thereto, the Company will notify the Representative promptly and prepare and file with the Commission, subject to the second paragraph of Section 5(A)(a) hereof, an appropriate amendment or supplement (in form and substance reasonably satisfactory to the Representative) which will correct such statement or omission or which will effect such compliance and will use its best efforts to have any amendment to the Registration Statement declared effective as soon as possible.

                      (c) The Company will promptly deliver to each of the Underwriters and Underwriters' Counsel a signed copy of the Registration Statement, including all consents and exhibits filed therewith and all documents incorporated by reference therein and all amendments thereto, and the Company will promptly deliver to each of the Underwriters such number of copies of any Preliminary Prospectus, the Prospectus, the Registration Statement, and all amendments of and supplements to such documents, if any, all documents incorporated by reference in the Registration Statement and Prospectus or any amendment thereof or supplement thereto, as the Representative may reasonably request. Prior to 10:00 A.M., New York time, on the business day next succeeding the date of this Agreement and from time to time thereafter, the Company will furnish the Underwriters with copies of the Prospectus in New York City at such address(es) as the Representative specifies, and in such quantities as the Representative may reasonably request.

                      (d) The Company shall promptly deliver to each of the Underwriters and to Underwriters' Counsel copies of the Preliminary Prospectus, and the Company consents to the use and delivery of the Preliminary Prospectus by the Underwriters in accordance with Rule 430 and Section 5(b) of the Securities Act. The Company shall also furnish to each of the Underwriters copies of the Final Prospectus as requested by any of the Underwriters.

                      (e) The Company will use its best efforts, in cooperation with the Representative, at or prior to the time of effectiveness of the Registration Statement, to qualify the Shares for offering and sale under the securities laws relating to the offering or sale of the Shares of such jurisdictions as the Representative may designate and to maintain such qualification in effect for so long as required for the distribution thereof; except that in no event shall the Company be obligated in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process.

                      (f) The Company will make generally available to its security holders and to the Underwriters as soon as practicable, but in any event not later than twelve months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Securities Act), an earnings statement of the Company and the Subsidiaries (which need not be audited) complying with Section 11(a) of the Securities Act and the rules and regulations of the Commission thereunder (including, at the option of the Company, Rule
158).

                      (g) During the period of 90 days from the date of the Prospectus, the Company will not, directly or indirectly, without prior written consent of the Representative, issue, sell, offer or agree to sell, grant any option for the sale of, pledge, make any short sale or maintain any short position, establish or maintain a "put equivalent position" (within the meaning of Rule 16-a-1(h) under the Exchange Act), enter into any swap, derivative transaction or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of the Common Stock (whether any such transaction is to be settled by delivery of Common Stock, other securities, cash or other consideration) or otherwise dispose of, any Common Stock (or any securities convertible into, exercisable for or exchangeable for Common Stock) or interest therein of the Company or of any of the Subsidiaries, and, other than for the Registration Statement, the Company will not file a registration statement under the Securities Act in connection with any of the foregoing by the Company or for any shareholder, except for registration statements on Form S-8 relating to employee benefit plans or Form S-4 relating to corporate reorganizations or other transactions under Rule 145, and the Company will obtain the undertaking of each of its officers and directors, and each of the Selling Stockholders not to engage in any of the aforementioned transactions on their own behalf for a period of ninety [90] days, other than the Company's and the Selling Stockholders' sale of Shares hereunder and the Company's issuance of
(a) Common Stock upon (i) the conversion or exchange of convertible or exchangeable securities outstanding on the date hereof; (ii) the exercise of currently outstanding options; (iii) the grant and exercise of options under, or the issuance and sale of shares pursuant to, employee stock option and equivalent employee benefit plans in effect on the date hereof; and (iv) the issuance of Common Stock to the shareholders of Toymax pursuant to the Merger Agreement dated February 10, 2002, among the Company, its wholly-owned subsidiary and Toymax.

                      (h) During the period of five years from the effective date of the Registration Statement, the Company will furnish to the Representative copies of all reports or other communications (financial or other) furnished to security holders, and will deliver to the Representative (i) to the extent not publicly filed with the Commission, as soon as they are available, copies of any reports and financial statements furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed; and (ii) such additional information concerning the business and financial condition of the Company as the Representative may from time to time reasonably request (such financial statements to be on a consolidated basis to the extent the accounts of the Company and the Subsidiaries are consolidated in reports furnished to its security holders generally or to the Commission).

                      (i) The Company will apply the net proceeds it receives from the sale of the Shares as set forth under the caption "Use of Proceeds" in the Prospectus.

                      (j) The Company will use its best efforts to maintain the listing of the Shares on NASDAQ.

                      (k) The Company, during the period when the Prospectus is required to be delivered under the Securities Act or the Exchange Act, will file all documents required to be filed with the Commission pursuant to Section 13, 14 or 15 of the Exchange Act within the time periods required by the Exchange Act and the rules and regulations thereunder.

               B. Each Selling Stockholder, severally and not jointly, covenants and agrees with each Underwriter:

                      (a) To deliver to the Representative prior to the Closing Date, a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person)

                      (b) If, at any time prior to the date on which the distribution of the Shares as contemplated herein and in the Prospectus has been completed, as determined by the Representative, such Selling Stockholder has knowledge of the occurrence of any event as a result of which the Prospectus or the Registration Statement, in each case as then amended or supplemented, would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, such Selling Stockholder will promptly notify the Company and the Representative.

                      (c) To cooperate to the extent reasonably necessary to cause the Registration Statement or any post-effective amendment thereto to become effective at the earliest possible time and to do and perform all things to be done and performed prior to the Closing Date under this Agreement and to satisfy all conditions precedent to the delivery of the Shares pursuant to this Agreement.

                      (d) To pay or to cause to be paid all transfer taxes with respect to the Shares to be sold by such Selling Stockholder.

                      (e) To deliver to the Representative on or prior to the date of this Agreement such Selling Stockholders' lock-up agreement referenced in Section 7(h) hereof.

               6. Payment of Expenses. Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, the Company hereby agrees to pay all costs and expenses incident to the performance of the obligations of the Company hereunder, including the following: (i) the fees, disbursements and expenses of the Company's counsel and accountants in connection with the registration of the Shares under the Securities Act and all other expenses in connection with the preparation, printing and filing of the Registration Statement, any Preliminary Prospectus and the Prospectus and amendments and supplements thereto and the mailing and delivering of copies thereof to the Underwriters and dealers; (ii) the cost of printing any Agreement among Underwriters, this Agreement, the blue sky memoranda, closing documents (including any compilations thereof) and any other documents in connection with the offering, purchase, sale and delivery of the Shares; (iii) all expenses in connection with the qualification of the Shares for offering and sale under state securities laws as provided in Section 5(A)(e) hereof, including the fees and disbursements of counsel for the Underwriters in connection with such qualification and in connection with the blue sky survey;
(iv) all fees and expenses in connection with listing the Shares on the NASDAQ;
(v) all travel expenses of the Company's officers and employees and any other expense of the Company incurred in connection with attending or hosting meetings with prospective purchasers of the Shares; (vi) any stock transfer taxes incurred in connection with this Agreement or the Offering; (vii) the filing fees incident to, and the fees and disbursements of counsel for the Underwriters in connection with, securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of the Shares; and (viii) fees of the Custodian in connection with the offering of the Shares by the Selling Stockholders, The Company also will pay or cause to be paid: (A) the cost of preparing stock certificates; (B) the cost and charges of any transfer agent or registrar; and (C) all other costs and expenses incident to the performance of its obligations hereunder which are not otherwise specifically provided for in this Section 6. It is understood, however, that except as provided in this Section, and Sections 8 and 12 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel and stock transfer taxes on resale of any of the Shares by them. Notwithstanding anything to the contrary in this Section 6, in the event that this Agreement is terminated pursuant to Section 7 or 12(b) hereof, or subsequent to a Material Adverse Change, in each case other than as a result of a breach by the Underwriters of their obligations under Section 3(a) hereof, the Company will pay all out-of pocket expenses of the Underwriters incurred in connection herewith.

               The Selling Stockholders will pay all fees and expenses related to the offering of the Shares to be sold by them, including (i) the fees and disbursements of their counsel, if any, and (ii) any applicable stock transfer or other taxes related to the offering of their Shares. Notwithstanding the foregoing, nothing herein shall affect any agreement that the Company and the Selling Stockholders may make for the sharing or allocation of such costs and expenses set forth in this Section 6.

               7. Conditions of Underwriters' Obligations. The obligations of the Underwriters to purchase and pay for the Firm Shares and the Additional Shares, as provided herein, shall be subject to the accuracy of the representations and warranties of the Company and the Selling Stockholders herein contained, as of the date hereof and as of the Closing Date (for purposes of this Section 7 "Closing Date" shall refer to the Closing Date for the Firm Shares and any Additional Closing Date, if different, for the Additional Shares), to the absence from any certificates, opinions, written statements or letters furnished to the Representative or to Underwriters' Counsel pursuant to this Section 7 of any misstatement or omission, to the performance by the Company and the Selling Stockholders of their respective obligations hereunder, and to each of the following additional terms and conditions:

                      (a) The Registration Statement shall have become effective and all necessary approvals from the NASDAQ shall have been received not later than, if pricing pursuant to Rule 430A, 5:30 P.M., New York time, on the date of this Agreement or at such later time and date as shall have been consented to in writing by the Representative; if the Company shall have elected to rely upon Rule 430A or Rule 434 of the Rules and Regulations, the Prospectus shall have been filed with the Commission in a timely fashion in accordance with Section 5(A)(a) hereof and a form of the Prospectus containing information relating to the description of the Shares and the method of distribution and similar matters shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period; and, at or prior to the Closing Date, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof shall have been issued and no proceedings therefor shall have been initiated or threatened by the Commission.

                      (b) At the Closing Date, the Representative shall have received the favorable written opinion of Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine LLP, counsel for the Company, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex I.

                      (c) At the Closing Date, the Representative shall have received the favorable written opinion of, Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine LLP, counsel for each of the Selling Stockholders, dated the Closing Date, addressed to the Underwriters in the form attached hereto as Annex II.

                      (d) All proceedings taken in connection with the sale of the Firm Shares and the Additional Shares as herein contemplated shall be reasonably satisfactory in form and substance to the Representative and to Underwriters' Counsel, and the Underwriters shall have received from said Underwriters' Counsel a favorable opinion, dated as of the Closing Date with respect to the issuance and sale of the Shares, the Registration Statement and the Prospectus and such other related matters as the Representative may require, and the Company shall have furnished to Underwriters' Counsel such documents as they reasonably request for the purpose of enabling them to pass upon such matters.

                      (e) At the Closing Date, the Representative shall have received a certificate of the Chief Executive Officer and Chief Financial Officer of the Company, dated the Closing Date, to the effect that (i) the condition set forth in subsection (a) of this Section 7 has been satisfied, (ii) as of the date hereof and as of the Closing Date the representations and warranties of the Company set forth in Section 1 hereof are accurate, (iii) as of the Closing Date all agreements, conditions and obligations of the Company to be performed or complied with hereunder on or prior thereto have been duly performed or complied with, (iv) the Company and the Subsidiaries have not sustained any material loss or interference with their respective businesses or properties from fire, flood, hurricane, accident or other calamity, whether or not covered by insurance, or from any labor dispute or any legal or governmental proceeding, and (v) subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus there has not been any Material Adverse Change in the capital stock or long-term debt, if any, of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in the business, prospects, properties, operations, condition (financial or otherwise) or results of operations of the Company and the Subsidiaries when taken as a whole, would result in a Material Adverse Change except in each case as described in or contemplated by the Prospectus.

                      (f) At the time this Agreement is executed and at the Closing Date, the Representative shall have received a comfort letter, from PKF dated, respectively, as of the date of this Agreement and as of the Closing Date addressed to the Underwriters and in form and substance reasonably satisfactory to the Underwriters and Underwriters' Counsel.

                      (g) The Representative shall have also received from PKF, a letter stating that the Company's system of internal accounting controls taken as a whole is sufficient to meet the broad objectives of internal accounting control insofar as those objectives pertain to the prevention or detection of errors or irregularities in amounts that would be material in relation to the financial statements of the Company and its subsidiaries.

                      (h) Subsequent to the execution and delivery of this Agreement or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Prospectus (exclusive of any supplement thereto), there shall not have been any change in the capital stock or long-term debt, if any, of the Company or any of the Subsidiaries or any change, or any development involving a prospective change, in or affecting the condition (financial or otherwise), results of operations, business, properties or prospects of the Company and the

Subsidiaries taken as a whole, including, without limitation, the occurrence of a fire, flood, explosion or other calamity at any of the properties owned or leased by the Company or any of its Subsidiaries, the effect of which, in any such case described above, is, in the judgment of the Underwriters, so material and adverse as to make it impracticable or inadvisable to proceed with the public offering or the delivery of the Shares on the terms and in the manner contemplated in the Prospectus (exclusive of any supplement).

                      (i) The Representative shall have received a lock-up agreement from each person who is a director or an executive officer of the Company, each Selling Stockholder and each other person listed on Schedule III hereto substantially in the form attached hereto as Annex III.

                      (j) At the Closing Date, the Shares shall have been approved for listing on the NASDAQ.

                      (k) At the Closing Date, the NASD shall have confirmed that it has not raised any objection with respect to the fairness and reasonableness of the underwriting terms and arrangements.

                      (l) At the Closing Date, the Representative shall have received a certificate of an authorized representative of the Selling Stockholders, dated the Closing Date, to the effect that the representations and warranties of the Selling Stockholders set forth in Section 2 hereof are accurate and that each of the Selling Stockholders has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to the Closing Date.

                      (m) On or prior to the Closing Date, the Representative shall have received a properly completed and executed United States Treasury Department Form W-8 (if the Selling Stockholder is a non-United States Person) or Form W-9 (if the Selling Stockholder is a United States Person) (or other applicable form or statement specified by Treasury Department regulations in lieu thereof) from each Selling Stockholder.

                      (n) The Company shall have complied with the provisions of
Section 5(c) hereof with respect to the furnishing of prospectuses.

                      (o) The Company shall have furnished the Underwriters and Underwriters' Counsel with such other certificates, opinions or other documents as they may have reasonably requested.

               In the event the Underwriters exercise their option to purchase the Additional Shares, all of the conditions in this Section 7 must be satisfied in connection with such Additional Shares on or prior to the Additional Closing Date.

               If any of the conditions specified in this Section 7 shall not have been fulfilled when and as required by this Agreement, or if any of the certificates, opinions, written statements or letters furnished to the Representative or to Underwriters' Counsel pursuant to this Section 7 shall not be reasonably satisfactory in form and substance to the Representative and to Underwriters' Counsel, all obligations of the Underwriters hereunder may be cancelled by the Representative at, or at any time prior to, the Closing Date and the obligations of the Underwriters to purchase the Additional Shares may be cancelled by the Representative at, or at any time prior to, the Additional Closing Date. Notice of such cancellation shall be given to the Company in writing or by telephone. Any such telephone notice shall be confirmed promptly thereafter in writing.

               8. Indemnification.

                      (a) The Company shall indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever, and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however, that the Company will not be liable in any such case to the extent but only to the extent that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein (which the Company and the Underwriters agree is limited to the "Underwriter's Information" as defined in Section 1(b) hereof). This indemnity agreement will be in addition to any liability that the Company may otherwise have including under this Agreement.

                      (b) Each Selling Stockholder, jointly and not severally, agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act against any and all losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim whatsoever and any and all amounts paid in settlement of any claim or litigation), joint or several, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact that was provided by such Selling Stockholder and contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related Preliminary Prospectus or the Prospectus, or in any supplement thereto or amendment thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact relating to such Selling Stockholder required to be stated therein or necessary to make the statements therein not misleading; provided, however, that in no such case shall any Selling Stockholder be liable or responsible for any amount in excess of the proceeds (net of the underwriting discount but before deducting other expenses) applicable to the Shares sold by such Selling Stockholder pursuant to the transactions contemplated hereby. This indemnity agreement will be in addition to any liability that the Selling Stockholders may otherwise have including under this Agreement.

                      (c) Each Underwriter severally, and not jointly, shall indemnify and hold harmless the Company and each Selling Shareholder, each of the directors of the Company, each of the officers of the Company who shall have signed the Registration Statement, and each other person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, against any losses, liabilities, claims, damages and expenses whatsoever as incurred (including but not limited to reasonable attorneys' fees and any and all expenses whatsoever incurred in investigating, preparing or defending against any litigation, commenced or threatened, or any claim, and any and all amounts paid in settlement of any claim or litigation), jointly or severally, to which they or any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such losses, liabilities, claims, damages or expenses (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement for the registration of the Shares, as originally filed or any amendment thereof, or any related preliminary prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that any such loss, liability, claim, damage or expense arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representative expressly for use therein(which the Company and the Underwriters agree is limited to the "Underwriter's Information" as defined in Section 1(b) hereof); provided, however, that in no case shall any Underwriter be liable or responsible for any amount in excess of the underwriting discount applicable to the Shares purchased by such Underwriter hereunder. This indemnity will be in addition to any liability that any Underwriter may otherwise have including under this Agreement.

                      (d) Promptly after receipt by an indemnified party under subsection (a), (b) or (c) above of notice of any claims or the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify each party against whom indemnification is to be sought in writing of the claim or the commencement thereof (but the failure so to notify an indemnifying party shall not relieve the indemnifying party from any liability which it may have under this Section 8 to the extent that it is not materially prejudiced as a result thereof and in any event shall not relieve it from any liability that such indemnifying party may have otherwise than on account of the indemnity agreement hereunder). In case any such claim or action is brought against any indemnified party, and it notifies an indemnifying party of the commencement thereof, an indemnifying party may participate, at its own expense in the defense of such action, and to the extent it may elect by written notice delivered to the indemnified party promptly after receiving the aforesaid notice from such indemnified party, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party; provided however, that counsel to the indemnifying party shall not (except with the written consent of the indemnified party) also be counsel to the indemnified party. Notwithstanding the foregoing, the indemnified party or parties shall have the right to employ its or their own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless (i) the employment of such counsel shall have been authorized in writing by one of the indemnifying parties in connection with the defense of such action, (ii) the indemnifying parties shall not have employed counsel to have charge of the defense of such action within a reasonable time after notice of commencement of the action,
(iii) the indemnifying party does not diligently defend the action after assumption of the defense, or (iv) such indemnified party or parties shall have reasonably concluded that there may be defenses available to it or them which are different from or additional to those available to one or all of the indemnifying parties (in which case the indemnifying parties shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by the indemnifying parties. No indemnifying party shall, without the prior written consent of the indemnified parties, effect any settlement or compromise of, or consent to the entry of judgment with respect to any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever in respect of which indemnification or contribution could have been sought under Section 8 or 9 hereof (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of the indemnified party from all liability arising out of such litigation, investigation, proceeding or claim, (ii) does not include a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the indemnified party and (iii) the indemnifying party reaffirms its indemnification obligations pursuant to this Agreement.

               9. Contribution. In order to provide for contribution in circumstances in which the indemnification provided for in Section 8 hereof is for any reason held to be unavailable from any indemnifying party or is insufficient to hold harmless a party indemnified thereunder, the Company, the Selling Stockholders and the Underwriters shall contribute to the aggregate losses, claims, damages, liabilities and expenses of the nature contemplated by such indemnification provision (including any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claims asserted, but after deducting in the case of losses, claims, damages, liabilities and expenses suffered by the Company and each Selling Stockholder, any contribution received by the Company and/or the Selling Stockholder from persons, other than the Underwriters, who may also be liable for contribution, including persons who control the Company within the meaning of Section 15 of the Securities Act or Section 20(a) of the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company) as incurred to which the Company, each Selling Stockholder and one or more of the Underwriters may be subject, in such proportions as are appropriate to reflect the relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, from the offering of the Shares or, if such allocation is not permitted by applicable law or indemnification is not available as a result of the indemnifying party not having received notice as provided in Section 8 hereof, in such proportions as are appropriate to reflect not only the relative benefits referred to above but also the relative fault of the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations.

        The relative benefits received by the Company and the Selling Stockholders, on the one hand, and the Underwriters, on the other hand, shall be deemed to be in the same proportion as (x) the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bear to (y) the underwriting discount received by the respective Underwriters, respectively, in each case as set forth in the table on the cover page of the Prospectus. The relative fault of each of the Company, any Selling Stockholder and of the Underwriters shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, the Selling Stockholder or the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 9 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 9. The aggregate amount of losses, liabilities, claims, damages and expenses incurred by an indemnified party and referred to above in this Section 9 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in investigating, preparing or defending against any litigation, or any investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue or alleged untrue statement or omission or alleged omission. Notwithstanding the provisions of this Section 9, (i) no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 9, each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to clauses (i) and (ii) of this Section 9. Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect of which a claim for contribution may be made against another party or parties, notify each party or parties from whom contribution may be sought, but the omission to so notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any obligation it or they may have under this Section 9 or otherwise. The obligations of the Underwriters to contribute pursuant to this Section 9 are several in proportion to the respective number of Shares purchased by each of the Underwriters hereunder and not joint.

               10. Default by an Underwriter.

                      (a) If any Underwriter or Underwriters shall default in its or their obligation to purchase Firm Shares or Additional Shares hereunder, and if the Firm Shares or Additional Shares with respect to which such default relates do not (after giving effect to arrangements, if any, made by the Representative pursuant to subsection (b) below) exceed in the aggregate 10% of the number of Firm Shares or Additional Shares, the Firm Shares or Additional Shares to which the default relates shall be purchased by the non-defaulting Underwriters in proportion to the respective proportions which the numbers of Firm Shares set forth opposite their respective names in Schedule I hereto bear to the aggregate number of Firm Shares set forth opposite the names of the non-defaulting Underwriters.

                      (b) In the event that such default relates to more than 10% of the Firm Shares or Additional Shares, as the case may be, the Representative may in its sole discretion arrange for itself or for another party or parties (including any non-defaulting Underwriter or Underwriters who so agree) to purchase such Firm Shares or Additional Shares, as the case may be, to which such default relates on the terms contained herein. In the event that within five calendar days after such a default the Representative does not arrange for the purchase of the Firm Shares or Additional Shares, as the case may be, to which such default relates as provided in this Section 10, this Agreement or, in the case of a default with respect to the Additional Shares, the obligations of the Underwriters to purchase and of the Company to sell the Additional Shares shall thereupon terminate, without liability on the part of the Company or the Selling Stockholders with respect thereto (except in each case as provided in Sections 6, [except for the last sentence thereof] 8(a) and 9 hereof with respect to the Company and Sections 8(b) and 9 hereof with respect to the Selling Stockholders) or the Underwriters, but nothing in this Agreement shall relieve a defaulting Underwriter or Underwriters of its or their liability, if any, to the other Underwriters and the Company and the Selling Stockholders for damages occasioned by its or their default hereunder.

                      (c) In the event that the Firm Shares or Additional Shares to which the default relates are to be purchased by the non-defaulting Underwriters, or are to be purchased by another party or parties as aforesaid, the Representative or the Company shall have the right to postpone the Closing Date or Additional Closing Date, as the case may be for a period, not exceeding five business days, in order to effect whatever changes may thereby be made necessary in the Registration Statement or the Prospectus or in any other documents and arrangements, and the Company agrees to file promptly any amendment or supplement to the Registration Statement or the Prospectus, which, in the opinion of Underwriters' Counsel, may thereby be made necessary or advisable. The term "Underwriter" as used in this Agreement shall include any party substituted under this Section 10 with like effect as if it had originally been a party to this Agreement with respect to such Firm Shares and Additional Shares.

               11. Survival of Representations and Agreements. All representations and warranties, covenants and agreements of the Underwriters, the Company and the Selling Stockholders contained in this Agreement or in certificates of officers of the Company or any Subsidiary or of the Selling Stockholders submitted hereto or thereto, including the agreements contained in
Section 6, the indemnity agreements contained in Section 8 and the contribution agreements contained in Section 9, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of any Underwriter or any controlling person thereof or by or on behalf of the Company or the Selling Stockholders, any of their officers and directors or any controlling person thereof, and shall survive delivery of and payment for the Shares to and by the Underwriters. The representations contained in Sections 1 and 2 and the agreements contained in Sections 6, 8, 9 11 and 12(d) hereof shall survive the termination of this Agreement, including termination pursuant to Section 10 or 12 hereof.

               12. Effective Date of Agreement; Termination.

                      (a) This Agreement shall become effective, upon the later of (i) when the Representative and the Company shall have received notification of the effectiveness of the Registration Statement or (ii) the execution of this Agreement. If either the public offering price or the purchase price per Share has not been agreed upon prior to 5:00 P.M., New York City time, on the fifth full business day after the Registration Statement shall have become effective, this Agreement shall thereupon terminate without liability to the Company, the Selling Stockholders or the Underwriters except as herein expressly provided. Until this Agreement becomes effective as aforesaid, it may be terminated by the Company by notifying the Representative or by the Representative notifying the Company. Notwithstanding the foregoing, the provisions of this Section 12 and of Sections 1, 2, 6, 8 and 9 hereof shall at all times be in full force and effect.

                      (b) The Representative shall have the right to terminate this Agreement at any time prior to the Closing Date or to terminate the obligations of the Underwriters to purchase the Additional Shares at any time prior to the Additional Closing Date, as the case may be, if (A) any domestic or international event or act or occurrence has materially disrupted, or in the opinion of the Representative will in the immediate future materially disrupt, the market for the Company's securities or securities in general; or (B) if trading on the New York Stock Exchange, the NASDAQ or the American Stock Exchange shall have been suspended, or minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the New York Stock Exchange, the NASDAQ or the American Stock Exchange by the New York Stock Exchange, the NASDAQ or the American Stock Exchange or by order of the Commission or any other governmental authority having jurisdiction; or (C) if a banking moratorium has been declared by any state or federal authority or if any material disruption in commercial banking or securities settlement or clearance services shall have occurred; or (D) any downgrading shall have occurred in the Company's corporate credit rating or the rating accorded the Company's debt securities, if any, by any "nationally recognized statistical rating organization" as that term is defined by the Commission for purposes of Rule 436(g)(2) under the Securities Act or if any such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities; or
(E) (i) if there shall have occurred any outbreak or escalation of hostilities or acts of terrorism involving the United States or there is a declaration of a national emergency or war by the United States or (ii) if there shall have been any other calamity or crisis or any change in political, financial or economic conditions if the effect of any such event in (i) or (ii) in the judgment of the Representative makes it impracticable or inadvisable to proceed with the offering, sale and delivery of the Firm Shares or the Additional Shares, as the case may be, on the terms and in the manner contemplated by the Prospectus.

                      (c) Any notice of termination pursuant to this Section 12 shall be in writing.

                      (d) If this Agreement shall be terminated pursuant to any of the provisions hereof (otherwise than pursuant to (i) notification by the Representative as provided in Section 12(a) hereof or (ii) Section 10(b)), or if the sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth herein is not satisfied or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof, the Company will, subject to demand by the Representative, reimburse the Underwriters for all out-of-pocket expenses (including the fees and expenses of their counsel), incurred by the Underwriters in connection herewith as provided in Section 6.

               13. Notices. All communications hereunder, except as may be otherwise specifically provided herein, shall be in writing, and:

                      (a) if sent to any Underwriter, shall be mailed, delivered, or faxed and confirmed in writing, to such Underwriter c/o Bear, Stearns & Co. Inc., 383 Madison Avenue, New York, New York 10179, Attention:
Equity Capital Markets, with a copy to Manatt, Phelps & Phillips, LLP, 11355 W. Olympic Boulevard, Los Angeles, California 90064, Attention: Gordon M. Bava, Esq.

                      (b) if sent to the Company, shall be mailed, delivered, or faxed and confirmed in writing to the Company and its counsel at the addresses set forth in the Registration Statement, Attention: Joel M. Bennett, Chief Financial Officer, with a copy to Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine, LLP, Attn: Saul Kaszovitz;

                      (c) if sent to the Selling Stockholders, shall be mailed, delivered, or faxed and confirmed in writing to the Custodian c/o the Company.

provided, however, that any notice to an Underwriter pursuant to Section 8 shall be delivered or sent by mail or facsimile transmission to such Underwriter at its address set forth in its acceptance facsimile to the Representative, which address will be supplied to any other party hereto by the Representative upon request. Any such statements, requests, notices or agreements shall take effect at the time of receipt thereof.

               14. Parties. This Agreement shall insure solely to the benefit of, and shall be binding upon, the Underwriters, and the Company and the Selling Stockholders the controlling persons, directors, officers, employees and agents referred to in Sections 8 and 9 hereof, and their respective successors and assigns, and no other person shall have or be construed to have any legal or equitable right, remedy or claim under or in respect of or by virtue of this Agreement or any provision herein contained. This Agreement and all conditions and provisions hereof are intended to be for the sole and exclusive benefit of the parties hereto and their respective successors, and said controlling persons, and officers and directors and their heirs and legal representatives, and it is not for the benefit of any other person, firm or corporation. The term "successors and assigns" shall not include a purchaser, in its capacity as such, of Shares from any of the Underwriters.

               15. Governing Law. This Agreement shall be governed by and construed in accordance with the substantive laws and not the conflict laws of the State of New York. Each of the parties hereto irrevocably consents to the exclusive jurisdiction of the federal district court for the Southern District of New York in connection with any matter based upon or arising out of this Agreement or the matters contemplated herein, agrees that process may be served upon them in any manner authorized by the laws of the State of New York for such persons and waives and covenants not to assert or plead any objection that they might otherwise have to such jurisdiction and such process.

               16. Counterparts. This Agreement may be executed in any number of counterparts, each of which may be delivered by facsimile and shall be deemed to be an original, but all such counterparts shall together constitute one and the same instrument.

               17. Headings. The headings herein are inserted for convenience of reference only and are not intended to be part of, or to affect the meaning or interpretation of, this Agreement.

               18. Time is of the Essence. Time shall be of the essence of this Agreement. As used herein, the term "business day" shall mean any day when the Commission's office in Washington, D.C. is open for business.



                            [signature page follows]

               If the foregoing correctly sets forth the understanding among the Representative, the Company and the Selling Stockholders, please so indicate in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement among the parties. It is understood that acceptance of this letter by the Representative on behalf of each of the Underwriters is pursuant to the authority set forth in a form of Agreement among Underwriters, the form of which shall be submitted to the Company for examination, upon request, but without warranty on the part of the Representative as to the authority of the signers thereof.



                                Very truly yours,

                                JAKKS PACIFIC, INC.


                                By:
                                   ---------------------------------------------



                                Selling Stockholders
                                Listed in Schedule II


                                By:
                                   ---------------------------------------------
                                   Name:    Murray L. Skala
                                   Title:   as Attorney-in-Fact for the Selling
                                            Stockholders

Accepted as of the date first above written

BEAR, STEARNS & CO. INC.


By:
   ------------------------------------------
   Name:
   Title:

On behalf of themselves and the other
Underwriters named in Schedule I hereto.

                                   SCHEDULE I


                                                              NUMBER OF FIRM SHARES
NAME OF UNDERWRITER                                               TO BE PURCHASED
-------------------                                           ---------------------
Bear, Stearns & Co. Inc............................
U.S. Bancorp Piper Jaffray, Inc. ..................
Advest, Inc. ......................................


          Total:...................................
                                                                 ===============

                                   SCHEDULE II


                                            NUMBER OF FIRM                  MAXIMUM NUMBER OF
                                           SHARES TO BE SOLD             ADDITIONAL SHARES TO BE
NAME                                      TO THE UNDERWRITERS            SOLD TO THE UNDERWRITERS
----                                      -------------------            ------------------------
JAKKS Pacific, Inc.

Jack Friedman                                   300,000                                0
Stephen G. Berman                               150,000                                0
Robert E. Glick                                  10,000                                0
Michael G. Miller                                10,000                                0
Murray L. Skala                                  30,000                                0

                                     ANNEX I

                               Form of Opinion of
           Feder, Kaszovitz, Isaacson, Weber, Skala, Bass & Rhine LLP



               (i) Each of the Company and the Subsidiaries has been duly organized or formed and is validly existing as a corporation, partnership or limited liability company in good standing under the laws of its jurisdiction of incorporation or formation with full power and corporate and all other necessary authority to own its properties and conduct its business as described in the Prospectus.

               (ii) Each of the Company and the Subsidiaries is duly qualified and in good standing as a foreign corporation in each jurisdiction in which the character or location of its properties (owned, leased or licensed) or the nature or conduct of its business makes such qualification necessary, except for those failures to be so qualified or in good standing which will not in the aggregate have a Material Adverse Effect.

               (iii) The Company has full right, power and authority to execute and deliver the Underwriting Agreement and to issue and sell the Shares being sold by it and to perform its obligations under the Underwriting Agreement, and all corporate action required to be taken for the due and proper authorization, execution and delivery of the Underwriting Agreement and the issuance and sale of the Shares and the consummation of the transactions contemplated by the Underwriting Agreement and as described in the Prospectus have been duly and validly taken.

               (iv) The Underwriting Agreement has been duly and validly authorized, executed and delivered by the Company.

               (v) The Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus. All of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable and are not now in violation of or subject to any preemptive or, to the best of such counsel's knowledge, similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company; and the Common Stock, the Firm Shares and the Additional Shares conform to the descriptions thereof contained in the Registration Statement and the Prospectus. All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (vi) The Shares to be delivered on the Closing Date have been duly and validly authorized and, when delivered by the Company against payment therefor in accordance with the Underwriting Agreement, will be duly and validly issued, fully paid and non-assessable and will not have been issued in violation of or subject to preemptive or similar rights that entitle or will entitle any person to acquire any Shares from the Company upon issuance thereof by the Company.

               (vii) All of the issued shares of capital stock of each subsidiary of the Company have been duly and validly authorized and issued and are fully paid and non-assessable and (except for directors' qualifying shares) are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

               (viii) The Common Stock currently outstanding is listed on the NASDAQ National Market, and the Shares to be sold under the Underwriting Agreement to the Underwriters are duly authorized for listing on the NASDAQ National Market.

               (ix) The Company has not granted any registration rights with respect to any of its securities that will be triggered by the consummation of the Offering or the transactions contemplated by the Underwriting Agreement other than such rights that have been duly waived.

               (x) No consent, approval, authorization, order, registration, filing, qualification, license or permit of or with any court or any public, governmental, or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets is required for the issuance, sale and delivery of the Shares, the execution, delivery and performance of the Underwriting Agreement or the consummation of the transactions contemplated thereby, except for (1) such as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Shares by the Underwriters (as to which such counsel need express no opinion), (2) such as have been made or obtained under the Securities Act and (3) such as are required by the National Association of Securities Dealers, Inc.

               (xi) Other than as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of the Subsidiaries is a party or of which any property of the Company or any of the Subsidiaries is the subject which, if determined adversely to the Company or any of the Subsidiaries, would individually or in the aggregate have a Material Adverse Effect; and, to the best of such counsel's knowledge, no such proceedings are threatened or contemplated by governmental authorities or threatened by others.

               (xii) Neither the Company nor any of the Subsidiaries is in violation of its respective charter or by-laws and neither the Company nor any of the Subsidiaries is in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument that is material to the Company and the Subsidiaries, taken as a whole, to which the Company or any of the Subsidiaries is a party or by which the Company or any of the Subsidiaries or their respective properties may be bound.

               (xiii) Each of the Company and the Subsidiaries has such authorizations of, and has made all filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including, without limitation, under any applicable environmental laws, as are necessary to own, lease, license and operate its respective properties and to conduct its business, except where the failure to have any such authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect; each such authorization is valid and in full force and effect and each of the Company and the Subsidiaries is in compliance with all the terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such authorization; and such authorizations contain no restrictions that are burdensome to the Company or any of the Subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

               (xiv) The Registration Statement and the Prospectus and any amendments thereof or supplements thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) comply as to form in all material respects with the requirements of the Securities Act and the Rules and Regulations. There are no known amendments to the Registration Statement and there are no documents required by the Rules and Regulations to be filed in connection with, incorporated by reference, or described in the Registration Statement that have not been so filed, incorporated by reference or described.

               (xv) The statements under the captions "Prospectus Summary", "Risk Factors", "Business", "Certain Relationships and Related Transactions", "Description of Securities", and "Underwriting" in the Prospectus, Item 15 of
Part II of the Registration Statement and the statements under the captions "Management's Discussion and Analysis of Financial Condition and Results of Operations", "Legal Proceedings" and "Management" in the Form 10-K, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, fairly present the information called for with respect to such legal matters, documents and proceedings.

               (xvi) No contract or agreement is required to be filed as an exhibit to the Registration Statement or to a document incorporated by reference into the Registration Statement that is not so filed, and no contract or agreement is required to be described in the Registration Statement or a document incorporated by reference into the Registration Statement that is not described as required.

               (xvii) The documents filed under the Exchange Act and incorporated by reference in the Registration Statement and the Prospectus or any amendment thereof or supplement thereto (other than the financial statements and schedules and other financial data included or incorporated by reference therein, as to which no opinion need be rendered) when they became effective or were filed with the Commission, complied as to form in all material respects with the Exchange Act and the rules and regulations of the Commission thereunder; and such counsel has no reason to believe that any of such documents, when such documents were so filed, contained, an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made when such documents were so filed, not misleading.

               (xviii) The Registration Statement is effective under the Securities Act, and, to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereof has been issued and no proceedings therefore have been initiated or threatened by the Commission and all filings required by Rule 424(b) and Rule 430A of the Rules and Regulations have been made in the manner and within the time period required.

               (xix) The issuance and sale of the Shares by the Company, the execution, delivery, and performance of the Underwriting Agreement, compliance by the Company with all provisions of the Underwriting Agreement and the consummation of the transactions contemplated thereby do not and will not (A) conflict with or result in a breach of any of the terms or provisions of, or constitute a default (or an event which with notice or lapse of time, or both, would constitute a default) under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of the Subsidiaries pursuant to, any indenture, mortgage, deed of trust, loan agreement or any other agreement, instrument, franchise, license or permit known to such counsel to which the Company or any of the Subsidiaries is a party or by which any of the Company or any of the Subsidiaries or their respective properties or assets is subject or may be bound or (B) violate or conflict with any provision of the certificate of incorporation, by-laws, certificate of formation, partnership agreement, limited liability agreement or other organizational documents of the Company or any of the Subsidiaries, or, to the best knowledge of such counsel, any judgment, decree, order, statute, rule or regulation of any court or any public, governmental or regulatory agency or body having jurisdiction over the Company or any of the Subsidiaries or any of their respective properties or assets.

               (xx) The Company is not and, after giving effect to the offering and sale of the Shares and the application of the proceeds thereof as described in the Prospectus, will not be, an "investment company" as such term is defined in the Investment Company Act of 1940, as amended.

               In addition, such opinion shall also contain a statement that such counsel has participated in conferences with officers and representatives of the Company, representatives of the independent public accountants for the Company and the Underwriters at which the contents of the Registration Statement and the Prospectus and related matters were discussed, and no facts have come to the attention of such counsel that would lead such counsel to believe that either the Registration Statement, at the time it became effective (including the information deemed to be part of the Registration Statement at the time of effectiveness pursuant to Rule 430A(b) or Rule 434, if applicable), or any amendment thereof made prior to the Closing Date, as of the date of such amendment, contained or incorporated by reference any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus (including the documents incorporated by reference therein), as of its date (or any amendment thereof or supplement thereto made prior to the Closing Date as of the date of such amendment or supplement) and as of the Closing Date, contained or contains an untrue statement of a material fact or omitted or omits to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (it being understood that such counsel need express no belief or opinion with respect to the financial statements and schedules and other financial data included or incorporated by reference therein).

                                    ANNEX II

                Form of Opinions of Selling Stockholders' Counsel

               (i) Each of the Selling Stockholders has full legal right, power and authority, and any approval required by law (other than any approval imposed by the applicable state securities and Blue Sky laws), to enter into the Underwriting Agreement, the Custody Agreement and the Power of Attorney executed by each of them and to sell, assign, transfer and deliver the Shares and the Additional Shares to be sold by such Selling Stockholder in the manner provided in the Underwriting Agreement.

               (ii) Each of the Selling Stockholders has good and valid title to the certificates for the Shares and the Additional Shares to be sold by such Selling Stockholder, and upon delivery thereof pursuant hereto and payment therefor, good and clear title will pass to the Underwriters, severally, free and clear of all restrictions on transfer, liens, encumbrances, security interests and claims whatsoever.

               (iii) The Underwriting Agreement has been duly and validly authorized, executed and delivered by each of the Selling Stockholders.

               (iv) The Custody Agreement and Power of Attorney appointing _________________ as the Custodian and _______________ as the Selling
Stockholders' Attorney-In-Fact, with regard to the transactions contemplated hereby and by the Registration Statement, have been duly authorized, executed and delivered by or on behalf of each Selling Stockholder and are the valid and binding agreements of each Selling Stockholder, enforceable in accordance with their terms, and pursuant to such power of attorney, each Selling Stockholder has authorized such Attorney-In-Fact to execute and deliver on each such Selling Stockholder's behalf the Underwriting Agreement and any other document necessary or desirable in connection with the transactions contemplated thereby and to deliver the Shares and the Additional Shares to be sold by such Selling Stockholder pursuant to the Underwriting Agreement.

               (v) The execution, delivery and performance of the Underwriting Agreement by each of the Selling Stockholders, compliance by each of the Selling Stockholders with all the provisions hereof and the consummation of the transactions contemplated hereby will not require any consent, approval, authorization or other order of any court, regulatory body, administrative agency or other governmental body (except such as may be required under the Securities Act, state securities laws or Blue Sky laws) and will not conflict with or constitute a breach of any of the terms or provisions of, or a default under, any agreement, indenture or other instrument to which any Selling Stockholder is a party or by which any Selling Stockholder or property of such Selling Stockholder is bound, will not violate the charter, bylaws, certificate of formation, partnership agreement, limited liability agreement or other organizational documents of such Selling Stockholder and will not violate or conflict with any law, statute, administrative regulation or ruling, or judgment, order or decree of any court or government instrumentality or agency applicable to any Selling Stockholder or property of any Selling Stockholder.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws other than the laws of the United States and jurisdictions in which they are admitted, to the extent such counsel deems proper and to the extent specified in such opinion, if at all, upon an opinion or opinions (in form and substance reasonably satisfactory to Underwriters' Counsel) of other counsel reasonably acceptable to Underwriters' Counsel, familiar with the applicable laws; and (B) as to matters of fact, to the extent they deem proper, on certificates of the Selling Stockholders provided that copies of any such statements or certificates shall be delivered, in advance, to Underwriters' Counsel. The opinion of such counsel shall state that the opinion of any such other counsel is in form satisfactory to such counsel and, in their opinion, you and they are justified in relying thereon.

                                    ANNEX III



                            _______________ __, 2002


BEAR, STEARNS & CO. INC.
  as Representatives of the
  several Underwriters

c/o Bear, Stearns & Co. Inc.
383 Madison Avenue
New York, New York  10179

    Attention: Equity Capital Markets


               JAKKS Pacific, Inc. Lock-Up Agreement

               Ladies and Gentlemen:

        The undersigned refers to the proposed Underwriting Agreement (the "Underwriting Agreement") between JAKKS Pacific, Inc., a Delaware corporation (the "Company"), and you as the representative of the Underwriters named therein (the "Underwriters") relating to an underwritten public offering (the "Offering") of common stock, $0.001 par value (the "Common Stock"), of the Company.

        In order to induce you and the other Underwriters to enter into the Underwriting Agreement, the undersigned hereby agrees that, without the prior written consent of Bear, Stearns & Co. Inc., the undersigned will not, directly or indirectly, during the period from the date hereof until ninety (90) days from the date of the final prospectus for the Offering (the "Lock-Up Period"),
(i) offer, sell, agree to offer or sell, solicit offers to purchase, grant any call option or purchase any put option with respect to, pledge, loan or otherwise dispose of any Relevant Security, (ii) establish or increase a "put equivalent position" or liquidate or decrease a "call equivalent position" with respect to any Relevant Security (in each case within the meaning of Section 16 of the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder), or otherwise enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of any Relevant Security, whether or not such transaction is to be settled by delivery of Relevant Securities, other securities, cash or other consideration or (iii) announce publicly an intention to do any of the same.

        As used in this letter agreement, "Relevant Security" means the Common Stock, any other equity security of the Company or any of its subsidiaries, any options or warrants to purchase any shares of Common Stock, and any security convertible into, or exercisable or exchangeable for, any Common Stock or other such equity security, in each case whether now owned or hereafter acquired.

        The undersigned hereby further agrees that, during the Lock-up Period, the undersigned (x) will not file or participate in the filing with the Securities and Exchange Commission of any registration statement, or circulate or participate in the circulation of any preliminary or final prospectus or other disclosure document with respect to any proposed offering or sale of a Relevant Security and (y) will not exercise any rights the undersigned may have to require registration with the Securities and Exchange Commission of any proposed offering or sale of a Relevant Security.

        The undersigned hereby represents and warrants that the undersigned has full power and authority to enter into this letter agreement and that this letter agreement constitutes the legal, valid and binding obligation of the undersigned, enforceable in accordance with its terms. Upon request, the undersigned will execute any additional documents necessary in connection with enforcement hereof. Any obligations of the undersigned shall be binding upon the successors and assigns of the undersigned from the date first above written.

        This letter agreement shall be governed by and construed in accordance with the laws of the State of New York. Delivery of a signed copy of this letter by telecopier or facsimile transmission shall be effective as delivery of the original hereof.


                                    Very truly yours,


                                    By:
                                        ----------------------------------------

                                    Print Name:
                                               ---------------------------------